UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 2, 2013
HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 Cool Springs Boulevard Franklin, Tennessee		37067
(Address of principal executive offices)		(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 2, 2013, Healthways, Inc. (the "Company") issued a press release announcing that it has priced its private offering of $125 million aggregate principal amount of cash convertible senior notes due 2018.  The Company also granted the initial purchasers of the notes an option to purchase up to an additional $25 million aggregate principal amount of the notes.  The notes are being offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.  The full text of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Healthways, Inc. issued on July 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHWAYS, INC.

By:	/s/ Alfred Lumsdaine
Alfred Lumsdaine
Chief Financial Officer

Date:  July 2, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Healthways, Inc. issued on July 2, 2013